THIS LEASE AGREEMENT, made and entered into this 22nd day of February, 1989, by and between Hugh Bert and Elsie Ann Slater, hereinafter referred to as LESSOR, and Gwenco, Inc. with Post Office Box 640, Turkey Creek, Kentucky 41570, hereinafter, referred to as LESSEE.

W I T N E S S E T H

That for and in consideration of the sum of Ten Dollars ($10.00), cash in hand paid, receipt of which is hereby acknowledged, and in consideration of the performance and observance of the terms, conditions, covenants, stipulations and agreements as hereinafter set forth to be kept, performed and observed by Lessee, the Parties of the First Part, hereinafter sometimes referred to as LESSORS, do hereby let and lease their one hundred percent (100%) undivided interest in the premises hereinafter described, for the period of time hereinafter set out, and subject to the terms and conditions hereinafter set out, the right and privilege of mining and removing all the merchantable and mineable coal owned by Lessors that can be mined and removed by any and all mining methods from the Taylor and above seams of coal on that certain tract or parcel of land situated in Pike County, Kentucky, located at Slater's Branch of Turkey Creek and more particularly described as follows:

BEGINNING at a large marked rock in Slater's Branch on the division line of the property owned by the Lessors herein and the property owned by Corbett Slater; thence, running up the hill on the right side of Slater's Branch making a left turn and running with the ridge around the head of Slater's Branch and with the property formerly known as the Floyd Williamson property and continuing with said ridge in the direction back down Slater's Branch with the ridge or division line between the Burnt House Branch with the ridge or division line between the Burnt House Fork and Bear Hunter Branch, and bordering on the tract of land on Bear Hunter Branch that was formerly owned by Oliver Slater to the property line of Bertha Slater; thence making a turn and running with Bertha Slater's line in a direction up Slater's Branch and across the upper part of Burnt House Fork thereof to a point at the upper end of Bertha Slater's property; thence making a right turn and running in the direction back toward the center of Slater's Branch with the property line of Bertha Slater, Virgie Slater and Leif Deskins and Corbett Slater to the point of beginning, so as to include approximately 154 acres more or less and being in all respects the property conveyed to Sallie Slater by her husband, J. B. (Bertrand) Slater by deed dated December 7th, 1939, of record in the Office of the Clerk of the County Court of Pike County, in Deed Book No. 218, at page 11, and being in all respects all the property owned by J. B. (Bertrand) Slater on the head of Slater's Branch, and further identified as Tract Number Sixteen (16), by a map which is filed herewith and made a part of this Lease.

And being in all respects the same tract of land which is of record in the Office of the County Clerk of Pike County, Kentucky, in Deed Book No. 218 at page number eleven (11).

THE FOLLOWING ARE THE TERMS, CONDITIONS, COVENANTS AND STIPULATIONS OF THIS LEASE AGREEMENT:

(1) T E R M

This lease shall become effective on and as of the date hereof and shall continue for an initial term of eight (8) years. Production of coal must commence on pool of land of which this tract shall become a part of within the initial eight (8) year term. Advance royalties of $2,000.00 for the first three (3) years and $500.00 per year for each of the remaining five (5) years on eight (8) year term, payable in advance of each year, all of which is fully recoupable at the rate of $1.50 per ton, F.O.B. mine pit. This lease shall be automatically renewable for an additional term or terms of five (5) years until all mineable and merchantable coal can be mined and removed, as long as both parties conform to said lease.

It is also understood that the Lessors will be notified when mining begins on the said property and that the Lessors will be furnished a copy of up to date Mine Maps every six (6) months showing all coal mined and removed.

(2) R O Y A L T I E S

The Lessee shall pay royalties on all coal mined and removed from the above described boundary by mining methods of One Dollar and Fifty Cents ($1.50) per ton of 2,000 pounds of clean coal, F.O.B. mine pit.

The Lessee shall keep accurate records of all coal mined and removed from the leased premises and shall maintain copies of all weight records, whether scale weights or railroad weights, of coal mined from the Leased premises, and the Lessors or their duly designated agent shall have the right to inspect said records upon reasonable notice during business hours and the Lessee agrees to report all coal mined and removed during any one calendar month by the 30th day of the succedding month for all coal mined and removed during the preceding calendar month, to the Lessors, by check mailed to them as follows:

Hugh Bert and Elsie Ann Slater, 255 Stokes Road, Lake Wales, Florida 33853.

(7) L I E N

The Lessors shall have a lien upon all property of every kind and character belonging to the Lessee and placed upon or used in connection with the Mining operations conducted under the Lease now or in the future, to secure payment of any and all royalties and taxes herein provided to be paid by the Lessee; provided, however, that any such lien shall be subordinated to any lien for purchase money of equipment or machinery purchased by the Lessee and placed upon the Leased premises.

(8) T E R M I N A T I O N

It is mutually understood and agreed that upon the failure on the part of the Lessee to pay any installment of royalties herein provided for or to perofrm any other covenant or condition herein set forth for a period of ninety (90) days after the same decome due, the Lessors shall have the right to terminate and cancel the same and no forbearance or failure to declare a forfeiture or to enter upon or repossess the leased premises on the part of the Lessors shall in any wise waive this provision or prevent the cancellation or termination of this lease and it is further understood and agreed that this right shall be exercised by the Lessors by giving notice in writing of their intention to declare a forfeiture and unless the royalties in arrears are paid or other breach of covenants has been remedied within thirty (30) days after the giving of such notice, then this Lease shall become terminated and void.

(9) P A R T I E S B O U N D

All of the terms, provisions and conditions of this Lease shall be binding upon the parties hereto, their successors, heirs or assigns whether specifically so stated or not, except as provided in paragraph eleven (11) hereof.

(10) A S S I G N M E N T

It is mutually understood and agreed that this Lease may be assigned or subleased provided that Assignee or Sub-Lessee shall assume any and all obligations as set forth herein.

(11) WARRANTY

The Lessors covenant that the Lessee shall have quiet and peaceful possession of the Leased premises during the term of this Lease and any extension thereof and fully warrant the title thereto in fee simple absolute including all coal therein or thereon, provided however, that this warranty does not extend to or include any warranty as to the quantity or quality of the coal covered by this Lease, and that the same is subject to any and all existing easements for pipe lines, power lines, or other utilities now in existence or which may be hereinafter created that do not unreasonably interfere with the rights of the Lessee.

(12) WHEELAGE RIGHTS

For the same consideration, the Lessors grant unto the Lessee the right to haul coal over or under the Leased premises or through underground haulway during the existence of this Lease, which the Lessee may mine and remove from adjacent or neighboring property owned or controlled by the Lessee.

IN WITNESS WHEREOF, the parties have hereunto subscribed their names this day and year first above written:

LESSORS

Hugh Bert Slater
Hugh Bert Slater

Elsie Ann Slater
Elsie Ann Slater

GWENCO, INC.
By: Paul D. Slater
It's: President

STATE OF Florida

COUNTY OF Polk

The foregoing Lease Agreement was this day produced before me in my above State and County by Hugh Bert Slater and Elsie Ann Slater and was acknowledged by said Hugh Bert Slater and Elsie Ann Slater to be their free act and deed.

WITNESS my hand this 22nd day of February, ~~1988~~. 1989

My commission expires 9-18-89.

Marion G. Brewer
NOTARY PUBLIC

STATE OF KENTUCKY

COUNTY OF PIKE

The foregoing Lease Agreement was this day produced before me in my above State and County by Gwenco, Inc. by PAUL N. SLATER, it's PRESIDENT and was acknowledged by Gwendolyn Slater, it's SECRETARY to be its free act and deed.

WITNESS my hand this 1ST day of MARCH, 1989. ~~1988.~~

My commission expires My Commission Expires Oct. 30, 1991.

Audrey L. Lewis
NOTARY PUBLIC

This instrument was prepared by
Homer Ray Preece, PO Box 640,
Turkey Creek, KY 41570

Homer Preece

(3) MINING METHODS

The Lessee agrees to pursue a plan of mining in accordance with a plan projected by a competent engineer and to conduct the mining in a workmanlike manner and in accordance with modern and approved mining methods in adherance to the laws and regulations applicable thereto made or promulgated by the State of Kentucky, the United States of America, or any of their respective administrative agencies.

It is further agreed that the Lessors shall have the right at any and all times to enter on the leased premises and to inspect the mine and mine working and shall have the right to make measurements and surveys on the inside of the operations at any time they may desire to do so at their own expense.

(4) TAXES

The Lessee agrees to pay those taxes and assessments against mine equipment or improvements placed on the leased premises by Lessee and the Lessors agree to pay all other taxes assessed against the real or personal property, including the coal or other minerals thereon or therein.

(5) INSURANCE

The Lessee agrees to purchase the full amount of Liability Insurance that the State and Federal mine law requires covering bodily injury, and to save the Lessor harm from any and all claims of whatsoever nature that might occur in connection with Lessee's Deep Mining Operations.

(6) RIGHTS TO REMOVE EQUIPMENT

The Lessors agree that upon termination of this Lease, the Lessee shall have the right to remove any and all equipment or improvements placed upon the Leased premises by the Lessee provided all the royalties and taxes required to be paid by the Lessee shall have been paid in full up to that time.

ASSIGNMENT

This Assignment, made and entered into this the 2nd day of May, 1989, by and between GEORGE D. ROBINSON, party of the first part, hereinafter referred to as "Assignor", and GWENCO, INC., a corporation, party of the second part, P.O. Box 432, Catlettsburg, Ky 41129 hereinafter referred to as "Assignee".

WHEREAS, by an instrument entitled Lease Agreement dated October 28, 1987, Ethel Mae Slater leased to Assignor that certain tract or parcel of land situated in Pike County, Kentucky, located at Slater's Branch of Turkey Creek, and more particularly described as follows:

> BEGINNING at a large marked rock in Slater's Branch on the division line of the property owned by the Lessors herein and the property owned by Corbett Slater; thence, running up the hill on the right side of Slater's Branch making a left turn and running with the ridge around the head of Slater's Branch and with the property formerly known as the Floyd Williamson property and continuing with said ridge in the direction back down Slater's Branch with the ridge or division line between the Burnt House Fork and Bear Hunter Branch, and bordering on the tract of land on Bear Hunter Branch that was formerly owned by Oliver Slater to the property line of Bertha Slater; thence making a turn and running with Bertha Slater's line in a direction up Slater's Branch and across the upper part of Burnt House Fork thereof to a point at the upper end of Bertha Slater's property; thence making a right turn and running in the direction back toward the center of Slater's Branch with the property line of Bertha Slater, Virgie Slater and Leif Deskins and Corbett Slater to the point of beginning, so as to include approximately 154 acres more or less and being in all respects the property conveyed to Sallie Slater by her husband, J. B. (Bertrand) Slater by deed dated December 7, 1939, of record in the Office of the Clerk of the County Court of Pike County, in Deed Book No. 218, at page 11, and being in all respects all the property owned by J. B. (Bertrand) Slater on the head of Slater's Branch, and further identified as Tract Number Sixteen (16), by a map which is filed herewith and made a part of this Lease.

And being in all respects the same tract of land conveyed to Lessor by deed dated ____________________, 19___, from Sallie Slater, and being of record in the Office of the County Clerk of Pike County, Kentucky, in Deed Book No. 218 at page number eleven (11).

AND WHEREAS, Assignor has agreed to assign the above referenced lease to Assignee.

AND WHEREAS, Assignee has agreed to pay unto Assignor as royalties on all coal mined and removed from the above described boundary the sum of twenty-five cents (25¢) per ton (2,000 pounds) of clean coal so mined and removed from the above described boundary. Said sum shall be in addition to the $1.50 per ton of 2,000 pounds of clean coal that Assignor is obligated to pay as royalties as Lessee under the Lease Agreement entered into between George D. Robinson and Ethel Mae Slater.

NOW, THEREFORE, WITNESSETH, that for and in consideration of the premises and covenants and agreement herein contained, Assignor does hereby assign, transfer and set over unto Assignee all his interest and rights as Lessee under the above mentioned Lease and Assignee does hereby accept this Assignment and covenants and agrees that it will faithfully keep and perform all the terms, convenants and conditions of the Lease.

WITNESS, the following signatures and seals as of this the 2nd day of May, 1989.

George D. Robinson
GEORGE D. ROBINSON

GWENCO, INC.

BY: Paul Neil Slater
ITS President

Taken, sworn to and subscribed before me this 2nd day of May, 1989, by George D. Robinson, and Paul Neil Slater, as President of Gwenco, Inc.

My Commission expires: September 17, 1992.

Toby A. Chafin
NOTARY PUBLIC

This instrument was prepared by:

C. Christopher Younger
Attorney at Law
P. O. Box 1476
Williamson, WV 25661

ASSIGNMENT

This Assignment, made and entered into this 24th day of August, 1990, by and between PAUL NEIL SLATER, hereinafter referred to as "Assignor", and GWENCO, INC., a Kentucky corporation, P.O. BOX 432, CATLETTSBURG, KENTUCKY 41129 hereinafter referred to as "Assignee".

WHEREAS, by an instrument entitled Lease Agreement (the "Lease", a copy of which is attached hereto as Exhibit A) dated August 29, 1990, Ethel Slater, as agent, leased to Paul Neil Slater the right to mine the Cedar Grove seam of coal on certain tracts or parcels of land situated in Pike County, Kentucky, located at Fall's Branch of Turkey Creek; and

WHEREAS, Assignor has agreed to assign the Lease to Assignee;

NOW, THEREFORE, WITNESSETH, that for good and valuable consideration, and in consideration of the premises and covenants and agreements herein contained, Assignor does hereby assign, transfer and set over unto Assignee all of his right, title and interest in and to the Lease and all rights and benefits of any kind belonging to or for the benefit of the lessee under the Lease, and Assignee does hereby accept this Assignment and covenants and agrees that it will faithfully keep and perform all the terms, covenants and conditions of the Lease, and assumes any and all obligations under the Lease.

WITNESS, the following signatures and seals as of this ____ day of August, 1990.

Paul Neil Slater
Paul Neil Slater

GWENCO, INC.,
a Kentucky corporation.

By William S. Whitson
Its Sec/Treas

State of Kentucky
County of Pike

The foregoing instrument was acknowledged before me this 24th day of August, 1990, by Paul Neil Slater.

Audrey R. Lewis
My Commission Expires Oct. 30, 1991
Notary Public

State of Kentucky
County of Boyd

The foregoing instrument was acknowledged before me this 27 day of August, 1990, by William S. Whitson as ~~President~~ Secretary of Gwenco, Inc., who signed said instrument on behalf of said corporation.

Linda Tameron
Notary Public

MY COMMISSION EXPIRES 12/14/93

This instrument was prepared by:

L. Frederick Williams, Jr.
L. Frederick Williams, Jr.
Huddleston, Bolen, Beatty, Porter & Copen
Post Office Box 2185
Huntington, West Virginia 25722

AMENDMENT TO LEASE AGREEMENT

THIS AMENDMENT TO LEASE AGREEMENT, entered into as of the 17th day of August, 1993, by and between ETHEL SLATER, Agent and Trustee, 1141 Buddy Drive, South Charleston, Ohio 45368, hereinafter referred to as "Lessor", and GWENCO, INC., a Kentucky corporation, Post Office Box 372, Catlettsburg, Kentucky 41129, hereinafter referred to as "Lessee".

W I T N E S S E T H:

WHEREAS, Ethel Slater, Agent and Trustee, did enter into a Lease Agreement with Paul Neil Slater, dated the 29th day of August, 1990, respecting certain premises in Pike County, Kentucky, of record in the Pike County Clerk's office in Deed Book No. 641, at Page No. 272, hereinafter referred to as the "Lease"; and

WHEREAS, Paul Neil Slater did assign his right, title, and interest in and to the Lease to Gwenco, Inc., by Assignment dated the 24th day of August, 1990, which Assignment was recorded in the Office of the Pike County Clerk in Deed Book No. 641, at Page No. 278; and

WHEREAS, the Lessor and the Lessee have agreed to certain amendments to the Lease.

NOW, THEREFORE, for and in consideration of the promises herein contained and contained in the Lease, the parties hereto,

RETURN TO:
LAMP, O'DELL BARTRAM & ENTSMINGER
P.O. BOX 2488
HUNTINGTON, WV 25725-2488

intending to be legally bound, do hereby covenant and agree as follows:

I. Paragraph (1), entitled "TERM", of the Lease is hereby amended in its entirety to read as follows:

"(1) TERM

This Lease shall become effective on and as of the date hereof and shall continue for an initial term of three (3) years and shall be automatically renewable for additional three (3) year terms until all the minable and merchantable coal is removed from the premises.

It is also understood that the Lessors will be notified when mining begins on the said property and that the Lessors will be furnished a copy of up-to-date Mine Maps every six (6) months showing all coal mined and removed."

II. The sentence reading "ONE-THIRD will be mailed to Ethel Slater, at 255 Stokes Road, Lake Wales, Florida 33853" contained in Paragraph (2), entitled "ROYALTIES" is hereby amended to read as follows:

"ONE-THIRD will be mailed to Ethel Slater, 1141 Buddy Drive, South Charleston, Ohio 45368."

III. All other terms, conditions, and provisions of the Lease shall remain unchanged. Said Lease, as hereby amended, is hereby ratified and confirmed by the parties.

IN WITNESS WHEREOF, the Lessor and the Lessee have duly executed this Amendment to Lease Agreement effective as of the date herein first above written, each acknowledging receipt of an executed copy hereof.

LESSOR:

Ethel Slater
Ethel Slater, Agent and Trustee

LESSEE:

GWENCO, INC.,
a Kentucky Corporation

BY: William S. Whitson
ITS: Vice Pres./Sec Tres.

STATE OF Ohio ,
COUNTY OF CLARK , TO-WIT:

I, OSCAR H. BROERING , a Notary Public in and for the county and state aforesaid, do hereby certify that Ethel Slater, Agent and Trustee, who signed the writing hereto annexed, bearing date the 17th day of August, 1993, has this day in my said county, before me, acknowledged said writing to be her act and deed.

Given under my hand this 21 day of Aug , 1993.
My Commission expires: June 30, 199

Oscar H. Broering
Notary Public

(NOTARY STAMP OR SEAL)

COMMONWEALTH OF KENTUCKY,

COUNTY OF Boyd, TO-WIT:

I, Connie Ramey, a Notary Public in and for the county and state aforesaid, do hereby certify that William S. Whitson, Vice President/Secretary/Treasurer of Gwenco, Inc., a Kentucky corporation, who signed the writing hereto annexed, bearing date the 17th day of August, 1993, for Gwenco, Inc., has this day in my said county, before me, acknowledged said writing to be the act and deed of Gwenco, Inc.

Given under my hand this 13 day of Sept., 1993.

My Commission expires: 07-26-94.

Connie Ramey
Notary Public

(NOTARIAL STAMP OR SEAL)

Prepared By:

Donald B. O'Dell, Esquire
LAMP, O'DELL, BARTRAM & ENTSMINGER
River Tower, Suite 700

STATE OF KENTUCKY

COUNTY OF PIKE

CLERK'S CERTIFICATE OF LODGMENT AND RECORD
1:21 P.M.

I, LILLIAN PEARL ELLIOTT, County Clerk for the County and State aforesaid, certify that the foregoing Amendment to Lease Agreement was on the 29th day of September, 1993, lodged for record, whereupon the same with the foregoing and this certificate have been duly recorded in my office.

WITNESS my hand this 30th day of September, 1993.

LILLIAN PEARL ELLIOTT, Clerk

BY: [signature] D.C.

SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT, entered into as of the 28th day of October, 1993, by and between ETHEL SLATER, Agent and Trustee, 1141 Buddy Drive, South Charleston, Ohio 45368, hereinafter referred to as "Lessor", and GWENCO, INC., a Kentucky corporation, Post Office Box 372, Catlettsburg, Kentucky 41129, hereinafter referred to as "Lessee".

W I T N E S S E T H:

WHEREAS, Ethel Slater, Agent and Trustee, did enter into a Lease Agreement with Paul Neil Slater, dated the 29th day of August, 1990, respecting certain premises in Pike County, Kentucky, of record in the Pike County Clerk's office in Deed Book No. 641, at Page No. 272, hereinafter referred to as the "Lease"; and

WHEREAS, Paul Neil Slater did assign his right, title, and interest in and to the Lease to Gwenco, Inc., by Assignment dated the 24th day of August, 1990, which Assignment was recorded in the Office of the Pike County Clerk in Deed Book No. 641, at Page No. 278; and

WHEREAS, the Lessor and the Lessee did enter into an Amendment to Lease Agreement, dated the 17th day of August, 1993; and

WHEREAS, the Lessor and the Lessee have agreed to certain further amendments to the Lease.

NOW, THEREFORE, for and in consideration of the promises herein contained and contained in the Lease, the parties hereto,

STATE OF Ohio,
COUNTY OF Clark, TO-WIT:

I, Amy K. Howard, a Notary Public in and for the county and state aforesaid, do hereby certify that Ethel Slater, Agent and Trustee, who signed the writing hereto annexed, bearing date the 28th day of October, 1993, has this day in my said county, before me, acknowledged said writing to be her act and deed.

Given under my hand this 9th day of Nov., 1993.
My Commission expires: 7-2-97.

AMY K. HOWARD
NOTARY PUBLIC, STATE OF OHIO
MY COMMISSION EXPIRES 7-2-97

Amy K. Howard
Notary Public

(NOTARY STAMP OR SEAL)

COMMONWEALTH OF KENTUCKY,
COUNTY OF Boyd, TO-WIT:

I, Edna Holbrook, a Notary Public in and for the county and state aforesaid, do hereby certify that William S. Whitson, Vice President/Secretary/Treasurer of Gwenco, Inc., a Kentucky corporation, who signed the writing hereto annexed, bearing date the 28th day of October, 1993, for Gwenco, Inc., has this day in my said county, before me, acknowledged said writing to be the act and deed of Gwenco, Inc.

Given under my hand this 18 day of November, 1993.
My Commission expires: My Commission Expires August 24, 1997.

Edna Holbrook
Notary Public

(NOTARIAL STAMP OR SEAL)

Prepared By:

Donald B. O'Dell, Esquire
LAMP, O'DELL, BARTRAM & ENTSMINGER
River Tower, Suite 700
1108 Third Avenue
Post Office Box 2488
Huntington, West Virginia 25725

intending to be legally bound, do hereby covenant and agree as follows:

I. The sentence reading "ONE-THIRD will be mailed to Ethel Slater, 1141 Buddy Drive, South Charleston, Ohio 45368" contained in Paragraph (2), entitled "ROYALTIES" is hereby amended to read as follows:

> "ONE-THIRD will be mailed to Ethel Slater, c/o Troy Slater, HC 61 Box 790, Turkey Creek, KY 41570."

II. All other terms, conditions, and provisions of the Lease, as previously amended, shall remain unchanged. Said Lease, as previously and hereby amended, is hereby ratified and confirmed by the parties.

IN WITNESS WHEREOF, the Lessor and the Lessee have duly executed this Second Amendment to Lease Agreement effective as of the date herein first above written, each acknowledging receipt of an executed copy hereof.

LESSOR:

x Ethel Slater

Ethel Slater, Agent and Trustee

LESSEE:

GWENCO, INC.,
a Kentucky Corporation

BY: William S. Whitson

ITS: Vice President

expired Aug '90

THIS LEASE AGREEMENT, made and entered into this 24th day of August, 1987, by and between Ethel Slator, agent, hereinafter referred to as LESSOR, and Paul Neil Slater with HC 61 Box 770, Turkey Creek, Kentucky 41570, hereinafter, referred to as LESSEE.

W I T N E S S E T H   EMS P.N.S.

That for and in consideration of the sum of Ten Dollars ($10.00), cash in hand paid, receipt of which is hereby acknowledged, and in consideration of the performance and observance of the terms, conditions, covenants, stipulations and agreements as hereinafter set forth to be kept, performed and observed by Lessee, the Parties of the First Part, hereinafter sometimes referred to as LESSORS, do hereby let and lease their one hundred percent (100%) undivided interest in the premises hereinafter described, for the period of time hereinafter set out, and subject to the terms and conditions hereinafter set out, the right and privilege of mining and removing all the merchantable and mineable coal owned by Lessors that can be mined and removed by any and all mining methods from the Cedar Grove Seam of coal on that certain tract or parcel of land situated in Pike County, Kentucky, located at Slater's Branch of Turkey Creek and more particularly described as follows:

BEGINNING at a large marked rock in Slater's Branch on the division line of the property owned by the Lessors herein and the property owned by Corbett Slater; thence, running up the hill on the right side of Slater's Branch making a left turn and running with the ridge around the head of Slater's Branch and with the property formerly known as the Floyd Williamson property and continuing with said ridge in the direction back down Slater's Branch with the ridge or division line between the Burnt House Fork and Bear Hunter Branch, and bordering on the tract of land on Bear Hunter Branch that was formerly owned by Oliver Slater to the property line of Bertha Slater; thence making a turn and running with Bertha Slator's line in a direction up Slater's Branch and across the upper part of Burnt House Fork thereof to a point at the upper end of Bertha Slater's property; thence making a right turn and running in the direction back toward the center of Slater's Branch with the property line of Bertha Slater, Virgie Slater and Leif Deskins and Corbett Slater to the point of beginning, so as to include approximately 154 acres more or less

and being in all respects the property conveyed to Sallie Slater by her husband, J. B. (Bertrand) Slater by deed dated December 7th, 1939, of record in the Office of the Clerk of the County Court of Pike County, in Deed Book No. 218, at page 11, and being in all respects all the property owned by J. B. (Bertrand) Slater on the head of Slater's Branch, and further identified as Tract Number Sixteen (16), by a map which is filed herewith and made a part of this Lease.

And being in all respects the same tract of land conveyed to Lessor by deed dated ______________________________, 19___, from Sallie Slater, and being of record in the Office of the County Clerk of Pike County, Kentucky, in Deed Book No. 218 at page number eleven (11).

THE FOLLOWING ARE THE TERMS, CONDITIONS, COVENANTS AND STIPULATIONS OF THIS LEASE AGREEMENT:

(1) TERM Ethel S F.N.S.

This lease shall become effective on and as of the date hereof and shall continue for an initial term of Three (3) years. Production of coal must commence on pool of land, of which this tract shall become a part of, within the initial three year term. This lease shall be automatically renewable until all of the mineable and merchantable coal is removed from the premises. If production has not begun on said tract or adjoining tracts of land which is part of this pool within the initial three year term, this lease shall become null and void.

It is also understood that the Lessors will be notified when mining begins on the said property and that the Lessors will be furnished a copy of up to date Mine Maps every six (6) months showing all coal mined and removed.

(3) ROYALTIES

The Lessee shall pay royalties on all coal mined and removed from the above described boundary by mining methods of One Dollar and Fifty Cents ($1.50) per ton of 2,000 pounds of clean coal.

The Lessee shall keep accurate records of all coal mined and removed from the leased premises and shall maintain copies of all weight records, whether scale weights or railroad weights, of coal mined from the Leased premises, and the Lessors or their duly designated agent shall have the right to inspect said records upon reasonable notice during business hours and the Lessee agrees to report all coal mined and removed during any one calendar month by the 30th day of the succeeding month for all

coal mined and removed during the preceding calendar month, to the Lessors, by check mailed to them as follows:

ONE THIRD will be mailed to Ethel Slater, at 255 Stokes Road, Lake Wales, Florida 33853.

ONE THIRD will be mailed to George Robinson, agent for Lassie Adair heirs, at HC 61 Box 730, Turkey Creek, Kentucky 41570.

ONE THIRD to be divided among Wallace L. Slater's children as follows:

ONE FIFTH to Jimmy Lyn Slater at 1129 Little Indian Creek Road, New Richmond, Ohio 45157.

ONE FIFTH to Jean Tucker at 947 Grays Lane, New Richmond, Ohio 45157.

ONE FIFTH to Bette J. Sanson at Box 321, Mammoth, Arizona. 85618

ONE FIFTH to June Barker at HC 61 Box 750, Turkey Creek, Kentucky 41570.

ONE FIFTH to Paul Neil Slater at HC 61 Box 770, Turkey Creek, Kentucky 41570.

* The Lessee shall also pay a minimum royalty of One Thousand Five Hundred Dollars ($1,500) for the first three (3) years, and each three (3) years thereafter. The Lessee shall have the right to mine and remove sufficient coal free of royalty to reimburse Lessee for the royalty paid in the previous year or years, over and above that which would have been payable on a tonnage basis.

(3) MINING METHODS

EMS P.N.S

The Lessee agrees to pursue a plan of mining in accordance with a plan projected by a competent engineer and to conduct the mining in a workmanlike manner and in accordance with modern and approved mining methods in adherance to the laws and regulations applicable thereto made or promulgated by the State of Kentucky, the United States of America, or any of their respective administrative agencies.

It is further agreed that the Lessors shall have the right at any and all times to enter on the leased premises and to

inspect the mine and mine working and shall have the right to make measurements and surveys on the inside of the operations at any time they may desire to do so at their own expense.

(4) T A X E S

The Lessee agrees to pay those taxes and assessments against mine equipment or improvements placed on the leased premises by Lessee and the Lessors agree to pay all other taxes assessed against the real or personal property, including the coal or other minerals thereon or therein.

(5) I N S U R A N C E

The Lessee agrees to purchase the full amount of Liability Insurance that the State and Federal mine law requires covering bodily injury, and to save the Lessor harm from any and all claims of whatsoever nature that might occur in connection with Lessee's Deep Mining Operations.

(6) R I G H T S T O R E M O V E E Q U I P M E N T

The Lessors agree that upon termination of this Lease, the Lessee shall have the right to remove any and all equipment or improvements placed upon the Leased premises by the Lessee provided all the royalties and taxes required to be paid by the Lessee shall have been paid in full up to that time.

(7) L I E N E.M.S. P.M.S.

The Lessors shall have a lien upon all property of every kind and character belonging to the Lessee and placed upon or used in connection with the Mining operations conducted under the Lease now or in the future, to secure payment of any and all royalties and taxes herein provided to be paid by the Lessee; provided, however, that any such lien shall be subordinated to any lien for purchase money of equipment or machinery purchased by the Lessee and placed upon the Leased premises.

(9) TERMINATION

It is mutually understood and agreed that upon the failure on the part of the Lessee to pay any installment of royalties herein provided for or to perform any other covenant or condition herein set forth for a period of ninety (90) days after the same become due, the Lessors shall have the right to terminate and cancel the same and no forbearance or failure to declare a forfeiture or to enter upon or repossess the leased premises on the part of the Lessors shall in any wise waive this provision or prevent the cancellation or termination of this lease and it is further understood and agreed that this right shall be exercised by the Lessors by giving notice in writing of their intention to declare a forfeiture and unless the royalties in arrears are paid or other breach of covenants has been remedied within thirty (30) days after the giving of such notice, then this Lease shall become terminated and void.

(10) PARTIES BOUND

All of the terms, provisions and conditions of this Lease shall be binding upon the parties hereto, their successors, heirs or assigns whether specifically so stated or not, except as provided in paragraph eleven (11) hereof.

(11) ASSIGNMENT EMS P.N.B.

It is mutually understood and agreed that this Lease may be assigned or subleased provided that Assignee or Sub-Lessee shall assume any and all obligations as set forth herein.

(12) WARRANTY

The Lessors covenant that the Lessee shall have quiet and peaceful possession of the leased premises during the term of this Lease and any extension thereof and fully warrant the title

thereto in fee simple absolute including all coal therein or thereon, provided however, that this warranty does not extend to or include any warranty as to the quantity or quality of the coal covered by this Lease, and that the same is subject to any and all existing easements for pipe lines, power lines, or other utilities now in existence or which may be hereinafter created that do not unreasonably interfere with the rights of the Lessee.

(12) WHEELAGE RIGHTS

P.N.S.

For the same consideration, the Lessors grant unto the Lessee the right to haul coal over or under the Leased premises or through underground haulways during the existence of this Lease, which the Lessee may mine and remove from adjacent or neighboring property owned or controlled by the Lessee, fifteen cents (.15) for each 2,000 pounds of clean coal.

IN WITNESS WHEREOF, the parties have hereunto subscribed their names this day and year first above written:

LESSEE

Paul Neil Slater
Paul Neil Slater

LESSOR

Ethel Slater
Ethel Slater, Agent

BOOK 640 PAGE 195

STATE OF Kentucky

COUNTY OF Pike

The foregoing Lease Agreement was this day produced before me in my above State and County by ETHEL SLATER and was acknowledged by said ETHEL SLATER to be her free act and deed.

WITNESS my hand this 24th day of August 1987, 1987.

My commission expires May 22, 1991.

Debra Lynn Robinson
NOTARY PUBLIC

STATE OF Kentucky

COUNTY OF Pike

The foregoing Lease Agreement was this day produced before me in my above State and County by PAUL NEIL SLATER and was acknowledged by said PAUL NEIL SLATER to be his free act and deed.

WITNESS my hand this 24th day of August 1987, 1987.

My commission expires May 22, 1991.

Debra Lynn Robinson
NOTARY PUBLIC

This instrument was prepared by
Paul Neil Slater, HC 61 Box 770
Turkey Creek, Kentucky 41570

Paul Neil Slater

STATE OF KENTUCKY 9:47 A.M.
COUNTY OF PIKE Clerk's Certificate of Lodgment and Record

I, LILLIAN PEARL ELLIOTT, County Clerk for the County and State aforesaid, certify that the foregoing Lease Agreement was on the 24th day of August, 19 90, lodged for record, whereupon the same with the foregoing and this certificate have been duly recorded in my office.

Witness my hand this 27th day of August, 1990

LILLIAN PEARL ELLIOTT, Clerk

By Glenda Hall, D.C.

expires Aug '93

THIS LEASE AGREEMENT, made and entered into this 29 day of August, 1990, by and between Ethel Slater, Agent, hereinafter referred to as LESSOR, and Paul Neil Slater, with HC 61 Box 770, Turkey Creek, Kentucky 41570, hereinafter, referred to as LESSEE.

W I T N E S S E T H

That for and in consideration of the sum of Ten Dollars ($10.00), cash in hand paid, receipt of which is hereby acknowledged, and in consideration of the performance and observance of the terms, conditions, covenants, stipulations and agreements as hereinafter set forth to be kept, performed and observed by Lessee, the Parties of the First Part, hereinafter, sometimes referred to as LESSORS, do hereby let and lease their one hundred percent (100%) undivided interest in the premises hereinafter described, for the period of time hereinafter set out, and subject to the terms and conditions hereinafter set out, the right and privilege of mining and removing all the merchantable and mineable coal owned by Lessors that can be mined and removed by any and all mining methods from the Cedar Grove Seam of coal on that certain tract or parcel of land situated in Pike County, Kentucky, located at Slater's Branch of Turkey Creek and more particularly described as follows:

BEGINNING at a large marked rock in Slater's Branch on the division line of the property owned by the Lessors herein and the property owned by Corbett Slater; thence, running up the hill on the right side of Slater's Branch making a left turn and running with the ridge around the head of Slater's Branch and with the property formerly known as the Floyd Williamson property and continuing with said ridge in the direction back down Slater's Branch with the ridge or division line between the Burnt House Fork and Bear Hunter Branch, and bordering on the tract of land on Bear Hunter Branch that was formerly owned by Oliver Slater to the property line of Bertha Slater; thence making a turn and running with Bertha Slater's line in a direction up Slater's Branch and across the upper part of Burnt House Fork thereof to a point at the upper end of Bertha Slater's property; thence making a right turn and running in the direction back toward the center of Slater's Branch with the property line of Bertha Slater, Virgie Slater and Leif Deskins and Corbett Slater to the point of beginning, so as to include approximately 154 acres more or less and being in all respects the property conveyed

to Sallie Slater by her husband, J. B. (Bertrand) Slater by deed dated December 7, 1939, of record in the Office of the Clerk of the County Court of Pike County, in Deed Book No. 218, at page 11, and being in all respects all the property owned by J. B. (Bertrand) Slater on the head of Slater's Branch, and further identified as Tract Number Sixteen (16), by a map which is filed herewith and made a part of this Lease.

And being in all respects the same tract of land conveyed to Lessor by deed dated ________________________, 19____, from Sallie Slater, and being of record in the Office of the County Clerk of Pike County, Kentucky, in Deed Book No. 218 at page number eleven (11).

THE FOLLOWING ARE THE TERMS, CONDITIONS, COVENANTS AND STIPULATIONS OF THIS LEASE AGREEMENT;

(1) T E R M

This lease shall become effective on and as of the date hereof and shall continue for an initial term of Three (3) years. Production of coal must commence on pool of land, of which this tract shall become a part of, within the initial three year term. This lease shall be automatically renewable until all of the mineable and merchantable coal is removed from the premises. If production has not begun on said tract or adjoining tracts of land which is part of this pool within the initial three year term, this lease shall become null and void.

It is also understood that the Lessors will be notified when mining begins on the said property and that the Lessors will be furnished a copy of up to date Mine Maps every six (6) months showing all coal mined and removed.

(2) R O Y A L T I E S

The Lessee shall pay royalties on all coal mined and removed from the above described boundary by mining methods of One Dollar and Fifty Cents ($1.50) per ton of 2,000 pounds of clean coal.

The Lessee shall keep accurate records of all coal mined and removed from the leased premises and shall maintain copies of all weight records, whether scale weights or railroad weights, of coal mined from the Leased premises, and the Lessors or their duly designated agent shall have the right to inspect said records upon reasonable notice during business hours and the Lessee agrees to report all coal mined and removed during any one calendar month by the 30th day of the succeeding month for all coal mined

and removed during the preceding calendar month, to the Lessors, by check mailed to them as follows:

ONE THIRD will be mailed to Ethel Slater, at 255 Stokes Road, Lake Wales, Florida 33853.

ONE THIRD will be mailed to George Robinson, agent for Lassie Adair heirs, at HC 61 Box 730, Turkey Creek, Kentucky 41570.

ONE THIRD to be divided among Wallace L. Slater's children as follows:

ONE FIFTH to Jimmy Lyn Slater at 1129 Little Indian Creek Road, New Richmond, Ohio 45157.

ONE FIFTH to Jean Tucker at 947 Grays Lane, New Richmond Ohio 45157.

ONE FIFTH to Bette J. Sanson at Box 321, Mammoth, Arizona 85618.

ONE FIFTH to June Barker at HC 61 Box 750, Turkey Creek, Kentucky 41570.

ONE FIFTH to Paul Neil Slater at HC 61 Box 770, Turkey Creek, Kentucky 41570

The Lessee shall also pay a minimum royalty of One Thousand Five Hundred Dollars ($1,500) for the first three (3) years, and each three (3) years thereafter. The Lessee shall have the right to mine and remove sufficient coal free of royalty to reimburse Lessee for the royalty paid in the previous year or years, over and above that which would have been payable on a tonnage basis.

(3) M I N I N G M E T H O D S

The Lessee agrees to pursue a plan of mining in accordance with a plan projected by a competent engineer and to conduct the mining in a workmanlike manner and in accordance with modern and approved mining methods in adherance to the laws and regulations applicable thereto made or promulgated by the State of Kentucky, the United States of America, or any of their respective administrative agencies.

It is further agreed that the Lessors shall have the right at any and all times to enter on the leased premises and to inspect the mine and mine working and shall have the right to make measurements and surveys on the inside of the operations at any time they may desire to do so at their own expense.

(4) T A X E S

The Lessee agrees to pay those taxes and assessments against mine equipment or improvements placed on the leased premises by Lessee and the Lessors agree to pay all other taxes assessed against the real or personal property, including the coal or other minerals thereon or therein.

(5) I N S U R A N C E

The Lessee agrees to purchase the full amount of Liability Insurance that the State and Federal mine law requires covering bodily injury, and to save the Lessor harm from any and all claims of whatsoever nature that might occur in connection with Lessee's Deep Mining Operations.

(6) R I G H T S T O R E M O V E E Q U I P M E N T

The Lessors agree that upon termination of this Lease, the Lessee shall have the right to remove any and all equipment or improvements placed upon the Leased premises by the Lessee provided all the royalties and taxes required to be paid by the Lessee shall have been paid in full up to that time.

(7) L I E N

The Lessors shall have a lien upon all property of every kind and character belonging to the Lessee and placed upon or used in connection with the Mining operations conducted under the Lease now or in the future, to secure payment of any and all royalties and taxes herein provided to be paid by the Lessee; provided, however, that any such lien shall be subordinated to any lien for purchase money of equipment or machinery purchased by the Lessee and placed upon the Leased premises.

(8) T E R M I N A T I O N

It is mutually understood and agreed that upon the failure on the part of the Lessee to pay any installment of royalties herein provided for or to perform any other covenant or condition

herein set forth for a period of ninety (90) days after the same become due, the Lessors shall have the right to terminate and cancel the same and no forbearance or failure to declare a forfeiture or to enter upon or repossess the leased premises on the part of the Lessors shall in any wise waive this provision or prevent the cancellation or termination of this lease and it is further understood and agreed that this right shall be exercised by the Lessors by giving notice in writing of their intention to declare a forfeiture and unless the royalties in arrears are paid or other breach of covenants has been remedied within thirty (30) days after the giving of such notice, then this Lease shall become terminated and void.

(9) P A R T I E S B O U N D

All of the terms, provisions, and conditions of this Lease shall be binding upon the parties hereto, their successors, heirs or assigns whether specifically so stated or not, except as provided in paragraph eleven (11) hereof.

(10) A S S I G N M E N T

It is mutually understood and agreed that this Lease may be assigned or subleased provided that Assignee or Sub-Lessee shall assume any and all obligations as set forth herein.

(11) W A R R A N T Y

The Lessors covenant that the Lessee shall have quiet and peaceful possession of the Leased premises during the term of this Lease and any extension thereof and fully warrant the title thereto in fee simple absolute including all coal therein or thereon, provided however, that this warranty does not extend to or include any warranty as to the quantity or quality of the coal covered by this Lease, and that the same is subject to any and all existing easements for pipe lines, power lines, or other utilities now in existence or which may be hereinafter created that do not unreasonably interfere with the rights of the Lessee.

(12) W H E E L A G E R I G H T S

For the same consideration, the Lessors grant unto the Lessee the right to haul coal over or under the Leased apremises or through underground haulways during the existence of this Lease, which the Lessee may mine and remove from adjacent or neighboring property owned or controlled by the Lessee
for each 2,000 pounds of clean coal.

IN WITNESS WHEREOF, the parties have hereunto subscribed their names this day and year first above written:

LESSEE

Paul Neil Slater

Paul Neil Slater

LESSOR

Ethel Slater

Ethel Slater, Agent

STATE OF Fl

COUNTY OF Polk

The foregoing Lease Agreement was this day produced before me in my above State and County by ETHEL SLATER and was acknowledged by said ETHEL SLATER to be her free act and deed.

WITNESS my hand this 14th day of Aug., 1990.

My commission expires NOTARY PUBLIC, STATE OF FLORIDA AT LARGE MY COMMISSION EXPIRES JULY 11, 1993 BONDED THRU AGENT'S NOTARY BROKERAGE.

William C. Blanchard
NOTARY PUBLIC

STATE OF Ky

COUNTY OF PIKE

The foregoing Lease Agreement was this day produced before me in my above State and County by PAUL NEIL SLATER and was acknowledged by said PAUL NEIL SLATER to be his free act and deed.

WITNESS my hand this 9TH day of AUGUST, 1990.

My commission expires My Commission Expires Oct. 30, 1991.

Audrey R Lewis
NOTARY PUBLIC

This instrument was prepared by
C. Christopher Younger, Attorney at Law
Post Office Building Second Avenue
Williamson, WV 25661

C. C. Y.